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                                                                   Exhibit 99(p)

                                                                  EXHIBIT F-4 to
                                                                   Note Purchase
                                                                       Agreement

                               Form of Opinion of
                                Bingham Dana LLP

                  (i) State Street is a national banking association; validly formed and authorized to operate as a national banking association under the laws of the United States of America and, in its individual capacity or as Pass Through Trustee as the case may be, has the requisite corporate and trust power and authority to execute, deliver and perform its obligations under the Basic Agreement, as supplemented by the Class D Trust Supplement (collectively, the "Class D Pass Through Agreement") and the amendment dated the date hereof to the Intercreditor Agreement (the "Intercreditor Agreement Amendment") and, in its capacity as Pass Through Trustee, to issue and execute the Class D Certificates delivered on the date hereof.

                  (ii) State Street, in its individual capacity or as Pass Through Trustee, as the case may be, has duly authorized the Class D Pass Through Agreement and the Intercreditor Agreement Amendment, and has duly executed and delivered the Class D Pass Through Agreement and the Intercreditor Agreement Amendment, which constitute valid and binding obligations of State Street, in its individual capacity or as Pass Through Trustee, as the case may be, enforceable against State Street, in its individual capacity or as Pass Through Trustee, as the case may be, in accordance with their respective terms.

                  (iii) The Class D Certificates issued on the date hereof have been duly authorized and validly executed, authenticated, issued and delivered by State Street, in its capacity as Pass Through Trustee, pursuant to the Class D Pass Through Agreement, and such Certificates constitute valid and binding obligations of State Street, in its capacity as Pass Through Trustee, enforceable against State Street, as Pass Through Trustee, in accordance with their terms, and the holders of such Certificates are entitled to the benefits of the Class D Pass Through Agreement.

                  (iv) The authorization, execution, delivery and performance by State Street, in its individual capacity or as Pass Through Trustee, as the case may be, of the Class D Pass Through Agreement and the Intercreditor Agreement Amendment and the consummation of the transactions therein contemplated and compliance with the terms thereof and issuance on the date hereof of the Class D Certificates under the Class D Pass Through Agreement do not and will not result in the violation of the provisions of the charter documents or by-laws of State Street and, to the best of our knowledge, do not conflict with, or result in a breach of any terms or provisions of, or constitute a default under, or result in the creation or the imposition of any lien, charge or encumbrance upon any property or assets of State Street under any indenture, mortgage or other agreement or instrument, in each case known to us, to which State Street is a party or by which it is bound, or violates any applicable Connecticut or federal law, rule or regulation governing State Street's banking or trust powers, or, to the best of our knowledge, of any judgment, order or decree, in each case known to us, applicable to State Street of any court,
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regulatory body, administrative agency, government or governmental body having jurisdiction over State Street.

                  (v) No authorization, approval, consent, license or order of, giving of notice to, registration with, or taking of any other action in respect of, any federal or state governmental authority or agency pursuant to any federal or Connecticut law governing the banking or trust powers of State Street is required for the authorization, execution, delivery and performance by State Street, in its individual capacity or as Pass Through Trustee, as the case may be, of the Class D Pass Through Agreement and the Intercreditor Agreement Amendment or the consummation of any of the transactions by State Street, in its individual capacity or as Pass Through Trustee, as the case may be, contemplated thereby or the issuance of the Class D Certificates on the date hereof under the Class D Pass Through Agreement (except as shall have been duly obtained, given or taken); and such authorization, execution, delivery, performance, consummation and issuance do not conflict with or result in a breach of the provisions of any such law.

                  (vi) There are no taxes, fees or other governmental charges payable under the laws of the State of Connecticut or any political subdivision of such state in connection with the execution and delivery by State Street, in its individual capacity or as Pass Through Trustee, as the case may be, of the Class D Pass Through Agreement and the Intercreditor Agreement Amendment (except for taxes on any fees payable to State Street in its individual capacity) or in connection with the issuance, execution and delivery of the Class D Certificates issued on the date hereof by State Street, as Pass Through Trustee, pursuant to the Class D Pass Through Agreement (except for taxes on any fees payable to State Street its individual capacity).

                  (vii) The statements in the May 22, 2001 Prospectus Supplement to the Northwest Airlines, Inc. Prospectus dated June 7, 1999 under the caption "Certain Connecticut Taxes", to the extent that they constitute matters of law or legal conclusions with respect thereto, have been reviewed by us and are correct in all material respects.

                  (viii) To our knowledge, but without having investigated any governmental records or court dockets, and without having made any other independent investigation, there are no proceedings pending or overly threatened in writing against or affecting State Street in any court or before any governmental authority, agency, arbitration board or tribunal which, if adversely determined, individually or in the aggregate, could reasonably be expected to affect materially and adversely the Class D Pass Through Trust or affect the right , power and authority or State Street, in its individual capacity or as Pass Through Trustee, as the case may be, to enter into or perform its obligations under the Class D Pass Through Agreement or Intercreditor Agreement Amendment or to issue the Class D Certificates on the date hereof.

                  (ix) State Street Bank and Trust Company ("SSB") is a Massachusetts trust company, validly formed and authorized to operate as a state-chartered trust company under the laws of the Commonwealth of
Massachusetts and, in its individual capacity or as Subordination Agent, as the case may be, has the requisite corporate and trust power and authority to execute, deliver and perform its obligations under the Intercreditor Agreement Amendment.
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                  (x) SSB, in its individual capacity or as Subordination Agent, as the case may be, has duly authorized, executed and delivered the Intercreditor Agreement Amendment, which constitutes a valid and binding obligations of SSB, as Subordination Agent, enforceable against SSB, as Subordination Agent, in accordance with its terms.

                  (xi) The authorization, execution, delivery and performance by SSB, in its individual capacity or as Subordination Agent, as the case may be, of the Intercreditor Agreement Amendment and the consummation of the transactions therein contemplated and compliance with the terms thereof do not and will not result in the violation of the provisions of the charter documents or by-laws of SSB and, to the best of our knowledge, do not conflict with, or result in a breach of any terms or provisions of, or constitute a default under, or result in the creation or the imposition of any lien, charge or encumbrance upon any property or assets of SSB under any indenture, mortgage or other agreement or instrument, in each case known to us, which SSB is a party or by which it is bound, or violates any applicable Massachusetts or federal law, rule or regulation governing SSB's banking or trust powers, or, to the best of our knowledge, of any judgment, order or decree, in each case known to us, applicable to SSB of any court, regulatory body, administrative government or governmental body having jurisdiction over SSB.

                  (xii) No authorization, approval, consent, license or order of, giving of notice to, registration with, or taking of any other action in respect of, any federal or state governmental authority or agency pursuant to any federal or Massachusetts law governing the banking or trust powers of SSB is required for the authorization, execution, delivery and performance by SSB, in its individual capacity or as Subordination Agent, as the case may be, of the Intercreditor Agreement Amendment or the consummation by SSB, in its individual capacity or as Subordination Agent, as the case may be, of any of the transactions contemplated thereby (except as shall have been duly obtained, given or taken); and such authorization, execution, delivery, performance, and consummation do not conflict with or result in a breach of the provisions of any such law.

                  (xiii) There are no taxes, fees or other governmental charges payable by the Subordination Agent imposed by the Commonwealth of Massachusetts or any political subdivision of state in connection with the acquisition, possession or ownership by the Subordination Agent of any of the Series D Equipment Notes (except for taxes on any fees payable to State Street in its individual capacity).